UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 22, 2017, Reverse Mortgage Solutions, Inc. (“RMS”), a wholly owned indirect subsidiary of Walter Investment Management Corp. (the “Company”) and RMS REO BRC, LLC, a wholly owned subsidiary of RMS (the “REO Subsidiary” and, together with RMS, the “RMS Sellers”), entered into an Amended and Restated Master Repurchase Agreement with Barclays Bank PLC (“Barclays”) (the “A&R Warehouse Agreement”) and related Pricing Side Letter with Barclays. The Company entered into a related Amended and Restated Guaranty (collectively, the “A&R Warehouse Documents”).

The A&R Warehouse Agreement amends and restates in its entirety the Master Repurchase Agreement, dated as of September 29, 2015, but effective as of October 15, 2015, between the RMS Sellers, Sutton Funding LLC (“Sutton”) and Barclays (as amended, restated, supplemented or otherwise modified from time to time, the “Original Warehouse Agreement”). The Original Warehouse Agreement provided for a RMS warehouse facility which had an aggregate committed and uncommitted capacity of $200.0 million and was scheduled to mature on May 22, 2017 (the “RMS Warehouse Facility”).

The RMS Sellers, the Company and Barclays entered into the A&R Warehouse Documents in order to, among other things, renew the RMS Warehouse Facility for another approximately one-year term, increase the committed and uncommitted capacities thereunder and replace Sutton, which was a subsidiary of Barclays, with Barclays as the purchaser. After giving effect to the increase to the committed and uncommitted capacity enumerated in the A&R Warehouse Documents, the RMS Warehouse Facility has an aggregate capacity of $300.0 million.

The A&R Warehouse Documents generally contain affirmative and negative covenants and representations and warranties customary for financings of this type and requires RMS to comply with certain financial covenants relating to liquidity, adjusted tangible net worth and leverage.

The A&R Warehouse Documents include amendments that:

•	reduce RMS’s advance rates; and

•	at any time there are obligations outstanding under the A&R Warehouse Agreement, prohibit the Company from having more than $20.0 million of revolving loans and letters of credit in the aggregate outstanding at any one time under the Company’s Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “A&R Credit Agreement”), regardless of whether the Company would then be permitted to access amounts in excess thereof pursuant to the terms of the A&R Credit Agreement.

The Company also agreed to similar amendments in favor of Barclays concerning the obligations of Ditech Financial LLC, a wholly owned indirect subsidiary of the Company (“Ditech”), pursuant to an Amended and Restated Master Repurchase Agreement, dated as of April 23, 2015 (as amended, restated, supplemented or otherwise modified from time to time), among Ditech, Sutton and Barclays.

The foregoing description of the A&R Warehouse Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Warehouse Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the A&R Warehouse Documents in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety into this Item 2.03 by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 26, 2017, management of the Company, after consultation with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, concluded that, due to an accounting error, as described below, the previously issued audited consolidated financial statements and other financial information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the previously issued unaudited consolidated financial statements and other financial information contained in the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended June 30, 2016, September 30, 2016 and March 31, 2017 (the “Original Filings”) should no longer be relied upon. The Audit Committee of the Board of Directors of the Company, acting on the recommendations of management and after consultation with EY, also concluded that, due to such accounting error, the previously issued audited and unaudited consolidated financial statements and other financial information contained in the Original Filings should no longer be relied upon. Similarly, related earnings releases and other financial communications for these periods should no longer be relied upon.

The Company has become aware of an error in the calculation of the valuation allowance on the deferred tax asset balances in the Original Filings. The Company’s methodology effectively resulted in a duplication of the reversal of taxable temporary differences. Accordingly, the Company is in the process of revising its calculation to eliminate the duplication.

Although the Company has not determined the precise amount of the adjustments to the valuation allowance on the deferred tax asset balances included in the Original Filings, such amounts are anticipated to be material. The Company’s net deferred tax asset balances were $273.8 million as of June 30, 2016, $425.9 million as of September 30, 2016, $299.9 million as of December 31, 2016, and $299.6 million as of March 31, 2017. The impact of these adjustments will be to materially reduce the overall net deferred tax asset balances by increasing the valuation allowance, and reducing the tax benefit recorded in the Company’s previously issued consolidated statements of comprehensive loss.

These adjustments are not anticipated to have an effect on the reported net operating cash flows of the Company for the restated periods reflected in the Original Filings.

The Company will work with the Audit Committee to determine the amendments required to be made to the Original Filings to reflect the adjustment to the valuation allowance on the deferred tax asset balances as expeditiously as possible. Upon the completion of this process, which could identify further adjustments in addition to those discussed above, the Company anticipates filing required amendments to the Original Filings with the Securities and Exchange Commission (the “SEC”) as soon as practicable to reflect the impact of the correction of the error.

The Company has reassessed the Company’s internal control over financial reporting and disclosure controls and procedures in light of the error. The Company has determined that a material weakness relating to the ineffective review of the tax calculations associated with the valuation allowance on the deferred tax asset balances existed for the affected periods, and therefore the Company’s internal controls over financial reporting and disclosure controls and procedures were ineffective. Further details and remediation plans will be reflected in the amended filings.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Item 4.02(a) with EY, the Company’s independent registered public accounting firm.

The need to restate the Company’s financial statements will require that the Company seek appropriate amendments, waivers and / or forbearances to a number of its and its subsidiaries’ credit and financing arrangements, including the agreements described in Items 1.01 and 2.03 above, and certain other agreements.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic review we conduct. Risks and uncertainties relating to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances to credit and financing arrangements and certain other agreements; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s restatement of its financial statements. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: May 26, 2017	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer